SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019

ROCKY MOUNTAIN HIGH BRANDS, INC.

(Exact name of the registrant as specified in its charter)

Nevada	000-55609	90-0895673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9101 LBJ Freeway, Suite 200; Dallas, TX	75243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-260-9062

______________________________________________________

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry Into A Material Definitive Agreement

New Preferred Equity Financing with GHS Investments, LLC

On December 20, 2019, pursuant to the terms of a Securities Purchase Agreement (the “SPA”), we entered into a new preferred equity financing agreement with GHS Investments, LLC (“GHS”) in the amount of up to $1,650,000. The SPA provides for GHS’s purchase, from time to time, of up to 1,650 shares of our newly-designated Series F Convertible Preferred Stock (the “Preferred Stock”). The initial closing under the SPA consisted of 100 shares of Preferred Stock, stated value $1,200 per share, issued to GHS for an initial purchase price of $100,000, or $1,000 per share. At our option, and subject to the terms of the SPA and the Certificate of Designation for the Preferred Stock (the “COD”), additional closings in the amount of 100 shares for a total purchase price of $100,000 may take place at a rate of up to once every thirty (30) days. In connection with the initial closing in the amount of 100 shares of Preferred Stock , we issued an additional 30 shares of Preferred Stock to GHS as a commitment fee.

Our ability to conduct additional closings under the SPA is subject to certain conditions, including the following:

•	Our continued compliance with all covenants and agreements under the SPA and the COD, with no uncured defaults under our agreements with GHS;
•	The continued quotation of our common stock on the over-the-counter market or another trading market or exchange;
•	The average daily dollar trading volume for our common stock for the 30 trading days preceding each additional closing must be at least $25,000 per day; and
•	The closing market price for our common stock must be at least $0.01 for each of the 30 trading days preceding each additional closing.

No additional closings may take place after the 2 year anniversary of the SPA, or once the entire $1,650,000 amount has been funded. If the average daily dollar trading volume for our common stock for the 30 trading days preceding a particular additional closing is at least $50,000 per day, we may, at our option, increase the amount of that additional closing to 150 shares of Preferred Stock ($150,000).

The material features of the Preferred Stock, as set forth in the COD, include the following:

•	The Preferred Stock is convertible to shares of our common stock at a price equal to the lowest daily VWAP for our common stock during the 20 trading days preceding any conversion;
•	Conversions are limited so that no conversion may be made to the extent that, following a conversion, the beneficial ownership of GHS and its affiliates would be more than 4.99% of our outstanding shares of common stock;
•	The Preferred Stock is entitled to receive dividends at an annual rate of 12% on the stated value thereof, payable quarterly in arrears;

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•	At our option, dividend payments may be made in cash or by the issuance of additional shares of Preferred Stock, valued at the stated value ($1,200 per share) thereof;
•	The Preferred Stock may, at our option, be redeemed by our payment of the stated value thereof with the following premiums based on the time of the redemption:
o	110% of the stated value if the redemption takes place within 90 days of issuance;
o	115% of the stated value if the redemption takes place after 90 days and within 120 days of issuance;
o	120% of the stated value if the redemption takes place after 120 days and within 180 days of issuance; and
o	135% of the stated value if the redemption takes place after 180 days of issuance;
•	The Preferred Stock will vote together with our common stock on an as-converted basis on all matters submitted to a vote of our shareholders, but not in excess of the 4.99% conversion limitation;
•	Holders of the Preferred Stock are entitled to “piggy-back” registration rights, and may, at their option, include the shares of common stock issuable upon conversion of the Preferred Stock in any future registration statement to be filed by the company;
•	If we fail to timely deliver the required shares of common stock upon a conversion of the Preferred Stock, or if we otherwise breach the material covenants of the COD, we will incur significant financial penalties, including, but not limited to, the payment of liquidated damages and the forced redemption of the Preferred Stock at a premium of 130%.

Under additional covenants set forth in the COD, holders of the Preferred Stock enjoy certain other rights, including:

•	The right to have the conversion price adjusted downward to match the conversion price of any newly-issued variable price convertible security with a conversion price more favorable than that set forth in the COD;
•	The right to participate in any future rights offerings; and
•	The right to participate in any future financings we may conduct.

The foregoing description of the SPA and the COD is not complete and is qualified in its entirety by reference to the full text of those documents, copies of which are filed as Exhibits to this Form 8-K and incorporated by reference herein.

Following the initial closing of the Preferred Stock financing, we terminated our existing equity line financing agreement with GHS.

SECTION 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Under the SPA, we have issued 130 shares of the Preferred Stock to GHS, and may conduct additional issuances upon the terms set forth in the SPA and the COD. This issuance was exempt under Rule 506(b) under Regulation D. GHS is an “accredited investor” as defined in Rule 501 under the Securities Act. We did not engage in any general solicitation or advertising in connection with the issuance of the Preferred Stock.

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SECTION 5 – Corporation Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws

In connection with the GHS financing, we have designated a new class of Series F Convertible Preferred Stock consisting of 1,650 shares and having the rights and features described above.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Designation for Series F Convertible Preferred Stock
10.1	Securities Purchase Agreement with GHS Investments, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

 ROCKY MOUNTAIN HIGH BRANDS, INC.

Date: December 26, 2019

By: /s/ Michael R. Welch

Michael R. Welch

President and Chief Executive Officer

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